                                                                 ARTHUR ANDERSEN



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-83654 for Hartford Life Insurance Company Separate Account Five on Form S-6.


Hartford, Connecticut                                    /s/ Arthur Andersen LLP
April 8, 2002